UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 20, 2007

                        Commission File Number: 333-11625

                              --------------------


                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                           94-3240473
 ---------------------------                               ---------------
(State or other Jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)


  100 Pine Street
  Suite 2450
  San Francisco, California                                      94111
  --------------------------------------                        --------
  (Address of principal executive office)                      (zip code)


                                 (415) 288-9595
               --------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02     Departure of Directors or Principal Officers: Election Of
              Directors: Appointment Of Principal Officers.

On August 20, 2007, the Registrant filed Form 8-K announcing the resignation of
H. Thomas Fehn from Capital Alliance Income Trust's Board of Directors. The following summary sequences the events that preceded the Form 8-K filing. This information is provided to address the timing between Mr. Fehn's resignation letter date and the Registrant's Form 8-K filing.

Mr. Fehn's resignation letter dated July 23, 2007 was received by the Registrant's Corporate Secretary on August 13, 2007. The envelope had a postage meter date of August 3, 2007.

On August 13, 2007, Mr. Wrensen, the registrant's President and Chief Executive Officer, telephoned Mr. Fehn to address the deficiencies of his resignation letter. Mr. Fehn had not addressed the status of any disagreements with management or the Board of Directors. Mr. Fehn was unavailable to receive Mr. Wrensen's telephone call.

On the afternoon of August 15, 2007, Mr. Fehn contacted Mr. Wrensen by telephone. Mr. Fehn telephonically confirmed that he did not have any disagreement with the Company's management or its Board of Directors and that his reason for resignation was personal.

On August 17, 2007, the Registrant filed a press release and on August 20, 2007, filed Form 8-K to announce Mr. Fehn's resignation without any disagreement with the Company's management or its Board of Directors.








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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust



Dated: August 23, 2007                           By:  /s/ Richard Wrensen
                                                      -----------------------
                                                      Richard J. Wrensen,
                                                      Chief Executive Officer








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